Exhibit 10.2

Execution Version

AMENDMENT

TO

BOARD REPRESENTATION AND STANDSTILL AGREEMENT

Dated as of October 18, 2018

This Amendment (this “Amendment”) to the Board Representation and Standstill Agreement, dated as of December 4, 2015 (as previously amended on October 26, 2017, the “Agreement”), by and among LSB Industries, Inc., a Delaware corporation (the “Company”), LSB Funding LLC, a Delaware limited liability company (the “Purchaser”), Security Benefit Corporation, a Kansas corporation (“Security Benefit”), Todd Boehly, an individual (“Boehly”), Jack E. Golsen, an individual (“J. Golsen”), Steven J. Golsen, an individual (“S. Golsen”), Barry H. Golsen, an individual (“B. Golsen”), Linda Golsen Rappaport, an individual (“L. Rappaport”), Golsen Family LLC, an Oklahoma limited liability company (“Family LLC”), SBL LLC, an Oklahoma limited liability company (“SBL LLC”), and Golsen Petroleum Corp., an Oklahoma corporation (together with J. Golsen, S. Golsen, B. Golsen, L. Rappaport, Family LLC and SBL LLC, each a “Golsen Holder” and, collectively, the “Golsen Holders”), is made and entered into as of October 18, 2018, by and among the Company, the Purchaser, Security Benefit, Boehly and each of the Golsen Holders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Agreement contains certain references to the Company’s Series E Cumulative Redeemable Class C Preferred Stock (the “Series E Preferred”) and the Company’s Series F Redeemable Class C Preferred Stock (the “Series F Preferred”);

WHEREAS, the Company and the Purchaser have agreed that the Company will issue to the Purchaser newly created shares of the Company’s Series E-1 Cumulative Redeemable Class C Preferred Stock (“Series E-1 Preferred”) and the Company’s Series F-1 Redeemable Class C Preferred Stock (“Series F-1 Preferred”) in exchange for the Purchaser surrendering for exchange all of its shares of Series E Preferred and the Series F Preferred, the closing of such transactions to occur on October 18, 2018 (the “Exchange Closing”);

WHEREAS, Section 4(f)(ii) of the Agreement provides, in relevant part, that the Agreement may be amended only in a writing signed by each of the Parties; and

WHEREAS, in furtherance of the foregoing transactions, each of the Parties desires to enter into this Amendment in order to make certain technical updates to the Agreement, with the result that references in the Agreement to the Series E Preferred and Series F Preferred will now refer to the new Series E-1 Preferred and Series F-1 Preferred, respectively.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Amendment. Each of the Parties hereby agrees that the Agreement is amended in part as hereinafter set forth.

1.1.    Section 1(c), Section 3(a)(ii) and Section 3(a)(v) of the Agreement are each hereby amended in part by deleting the references therein to “Purchased Series E Preferred Stock” and replacing each such reference with “Acquired Series E-1 Preferred Stock”.

1.2.    Section 3(a)(ii) and Section 3(a)(v) of the Agreement are each hereby amended in part by deleting the references therein to “Series E Preferred Stock” and “Series E Certificate of Designations” and replacing such references with “Series E-1 Preferred Stock” and “Series E-1 Certificate of Designations”, respectively.

1.3.    Section 3(a)(ii) of the Agreement is hereby amended in part by deleting the reference therein to “Series F Preferred Stock” and replacing such reference with “Series F-1 Preferred Stock”.

1.4.    Section 4 of the Agreement is hereby amended in part by inserting the following subsection immediately below the current Section 4(k) as a new Section 4(l):

Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Acquired Series E-1 Preferred Stock” means the 139,768 shares of Series E-1 Preferred Stock issued to the Purchaser effective as of October 18, 2018 in exchange for all of the outstanding shares of Series E Preferred Stock held by the Purchaser.

“Series E-1 Certificate of Designations” means the certificate of designations setting forth the rights, preferences, privileges and restrictions of the Series E-1 Preferred Stock, as filed with the Secretary of State of the State of Delaware on October 18, 2018.

“Series E-1 Preferred Stock” means the Company’s Series E-1 Cumulative Redeemable Class C Preferred Stock, no par value per share.

“Series F-1 Preferred Stock” means the Company’s Series F-1 Redeemable Class C Preferred Stock, no par value per share.

2.    No Other Amendments. Except for the changes expressly made by this Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

3.    Governing Law. This Amendment, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Amendment, will be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

4.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

5.    Effectiveness. Subject to the execution and delivery of a counterpart signature page to this Amendment by each of the Parties hereto, this Amendment shall be deemed effective as of the time that is immediately after the Exchange Closing.

[signature pages follow]

IN WITNESS WHEREOF, the Parties hereto execute this Amendment to the Board Representation and Standstill Agreement, effective as of the date first above written.

COMPANY: LSB INDUSTRIES, INC.

By:	/s/ Daniel D. Greenwell
	Name:	Daniel D. Greenwell
	Title:	CEO and President

[Signature Page to Amendment to Board Representation and Standstill Agreement]

IN WITNESS WHEREOF, the Parties hereto execute this Amendment to the Board Representation and Standstill Agreement, effective as of the date first above written.

PURCHASER PARTIES: LSB FUNDING LLC

By:	/s/ Anthony D. Minella
	Name:	Anthony D. Minella
	Title:	Manager

SECURITY BENEFIT CORPORATION

By:	/s/ Joseph W. Wittrock
	Name:	Joseph W. Wittrock
	Title:	VP, Investments

/s/ Todd Boehly
Todd Boehly

[Signature Page to Amendment to Board Representation and Standstill Agreement]

IN WITNESS WHEREOF, the Parties hereto execute this Amendment to the Board Representation and Standstill Agreement, effective as of the date first above written.

GOLSEN HOLDERS:

/s/ Jack E. Golsen
Jack E. Golsen

/s/ Barry H. Golsen
Barry H. Golsen

/s/ Steven J. Golsen
Steven J. Golsen

/s/ Linda Golsen Rappaport
Linda Golsen Rappaport

GOLSEN FAMILY LLC

By:	/s/ Jack E. Golsen
	Name:	Jack E. Golsen
	Title:	Manager

SBL LLC

By:	/s/ Jack E. Golsen
	Name:	Jack E. Golsen
	Title:	Manager

GOLSEN PETROLEUM CORP.

By:	/s/ Jack E. Golsen
	Name:	Jack E. Golsen
	Title:	President

[Signature Page to Amendment to Board Representation and Standstill Agreement]